Convertible Notes and Derivative Liability and Warrants - Schedule of Outstanding Convertible Notes (Details) - JAK & affiliated holders [Member] - Convertible Notes [Member] - USD ($)	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Schedule of Outstanding Convertible Notes [Line Items]
Principal Amount	$ 4,900,000	$ 50,000
Conversion Price	$ 0.83	$ 0.83
Coupon Rate	10.00%	14.75%
Issuance Date	Jun. 03, 2025	Apr. 03, 2024
Maturity Date	Jun. 03, 2028	Oct. 02, 2028